[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS INTERNATIONAL BALANCED FUND

SEPTEMBER 30, 1998

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          14

STATEMENT OF OPERATIONS                      15

STATEMENTS OF CHANGES IN NET ASSETS          16

NOTES TO FINANCIAL STATEMENTS                17

INDEPENDENT AUDITORS' REPORT                 24

FEDERAL INCOME TAX INFORMATION               25

SHAREHOLDER SERVICES                         27

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

 [/S/ WILLIAM N. WESTHOFF]
William N. Westhoff, President
Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE
[GARY CLEMONS PHOTO]
[NEIL DEVLIN PHOTO]
GARY CLEMONS AND
NEIL DEVLIN
TEMPLETON INVESTMENT
COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, outside the United States. While
Advantus Capital Management, Inc. acts as investment adviser for the Fund,
Templeton Investment Counsel, Inc.
provides investment advice to the Fund
under a subadvisory agreement.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus International Balanced Fund's performance for the year ending September 30, 1998 is as follows:

Class A..........................  -13.02 percent*
Class B..........................  -13.63 percent*
Class C..........................  -13.67 percent*

By comparison, an international equity index, the MSCI EAFE Index,** returned -8.09 percent and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned 11.4 percent.

A contributing factor to the Fund's poor performance was our emerging markets exposure. The emerging markets experienced one of the worst years in memory with many of these markets exhibiting losses of 50 percent or more in dollar terms over the year. The Fund ended the year with approximately 12.5 percent of total assets invested in emerging market equity securities. The Fund also hedged a portion of its foreign currency-denominated fixed income holdings back to the U.S. dollar, resulting in an opportunity cost as the dollar fell against most foreign currencies during the last several months of the period.

PERFORMANCE ANALYSIS

The past year has been quite challenging for the international investor. The implications of the year old Asian economic problems have fed through to most of the world's economies. Russia's devaluation and default undermined liquidity in many of the world's markets. As a result, what had been viewed last June as a new era of investing where sizable profits could be easily achieved has quickly turned into an environment of fear regarding a global economic meltdown.

Weighing heavily on the minds of investors is the continued deterioration of the Japanese economy and banking system. Unfortunately, Japan has not yet been able to take the measures that are necessary for the country to end its long slide into recession. Elsewhere in Asia, there are also signs that some nations, notably Thailand and Korea, may be in the process of finding a bottom to their severe economic woes. On balance we are likely to increase our exposure to Asia in the months to come as we identify those companies with strong balance sheets and good recovery prospects.

Latin American share prices were driven sharply lower during the year as the specter of devaluations in both Venezuela and Brazil caused investors to flee the region. Supporting many Latin American companies are their strong balance sheets, which should provide a buffer if currency devaluations were to occur. As with Asia we are likely to increase our exposure to Latin America on a very selective basis in the coming months.

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                              SEPTEMBER 30, 1998

Europe, which continues to represent our largest regional exposure, performed well. However, share valuations reached excessively high levels during the year and the fact that a correction has occurred in equity prices is not all that surprising. Although valuations have become more reasonable our bias will likely remain on the sell side in Europe. Earnings growth prospects, however, remain more secure in Europe than elsewhere and certain segments of the market; notably cyclical and financial stocks are seemingly inexpensive after suffering the worst of the recent decline.

The global bond markets were also strongly influenced by global economic conditions during the period. The combination of low inflation and declining prospects for global economic growth meant that interest rates fell in almost all industrial markets. The rally in bond prices, however, was confined primarily to government bonds as investors shunned corporate or emerging markets debt in light of increasing global financial market uncertainty. Our fixed income holdings remain almost exclusively concentrated in direct government-guaranteed debt issued by European, Canadian and Australian federal governments. In the coming months, we expect that the markets with the best credit quality to continue to offer the best performance.

OUTLOOK

As always, our team of analysts at Templeton is scouring the world for those stocks that are selling at the lowest price in relation to future earnings power. The present weakness in world share prices is providing an opportunity for us to identify more superior long-term bargains. We hope to take advantage of such opportunities as they arise to better position the Fund's portfolio for long-term capital appreciation. Finally, we anticipate that the Fund will continue to hold approximately 65 percent of its assets in stocks, with the remainder in bonds.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Asian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

ADVANTUS INTERNATIONAL
BALANCED FUND
SEPTEMBER 30, 1998

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
                J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX, AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through September 30, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN:
One year                                                 (17.4)%
Since inception (9/16/94)                                   4.3%
(Thousands)
                                           Class A    EAFE Index  J.P. Morgan Index        CPI
9/16/94                                    $10,000       $10,000            $10,000    $10,000
9/30/94                                     $9,324        $9,845            $10,094    $10,054
9/30/95                                    $10,014       $10,460            $11,972    $10,275
9/30/96                                    $11,089       $11,399            $12,605    $10,584
9/30/97                                    $13,650       $12,819            $12,639    $10,818
9/30/98                                    $11,873       $11,782            $14,133    $10,973

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN:
One year                                                 (17.9)%
Since inception (1/31/97)                                 (4.5)%
(Thousands)
                                           Class B    EAFE Index  J.P. Morgan Index        CPI
1/31/97                                    $10,000       $10,000            $10,000    $10,000
9/30/97                                    $10,730       $11,246            $10,027    $10,094
9/30/98                                     $9,264       $10,336            $11,212    $10,238

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                              SEPTEMBER 30, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN:
One year                                                 (13.7)%
Since inception (3/1/95)                                    7.0%
(Thousands)
                                           Class C    EAFE Index  J.P. Morgan Index        CPI
3/1/95                                     $10,000       $10,000            $10,000    $10,000
9/30/95                                    $11,026       $11,175            $11,198    $10,146
9/30/96                                    $12,120       $12,179            $11,791    $10,450
9/30/97                                    $14,780       $13,696            $11,822    $10,682
9/30/98                                    $12,759       $12,588            $13,219    $10,834

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS INTERNATIONAL
BALANCED FUND
SEPTEMBER 30, 1998

FIVE LARGEST STOCK HOLDINGS

                                                                   % OF
                                                     MARKET        STOCK
COMPANY                                  SHARES      VALUE       PORTFOLIO
--------------------------------------  --------   ----------   -----------
AXA-UAP...............................   11,665    $1,068,407          3.1%
Hong Kong Telecommunications..........  520,000     1,023,450          2.9%
Merita Bank...........................  196,500     1,001,151          2.9%
Deutsche Bank.........................   17,950       927,429          2.7%
YPF S.A...............................   35,200       915,200          2.6%
                                                   ----------          ---
                                                   $4,935,637         14.2%
                                                   ----------          ---
                                                   ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                 MARKET      % OF BOND
                                                 VALUE       PORTFOLIO
                                               ----------   -----------
Belgium Government 6.250% 3/28/2007..........  $2,247,818         13.1%
United Kingdom Government 6.500% 12/7/2003...   2,152,695         12.6%
Netherlands Government 6.000% 01/15/2006.....   1,614,996          9.4%
Hypothekenkbank 5.250% 1/22/2008.............   1,533,591          8.9%
Treuhandstalt 7.500% 9/9/2004................   1,430,432          8.3%
                                               ----------          ---
                                               $8,979,532         52.3%
                                               ----------          ---
                                               ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Government Bonds            31.8%
Basic Materials                      8.8%
Capital Goods                        3.2%
Energy                               7.3%
Consumer Cyclical                    3.7%
Health Care                          4.2%
Transportation                       6.9%
Financial                           14.6%
Communication Services              13.8%
Utilities                            2.8%
Cash and Other
Assets/Liabilities                   2.9%

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
           (Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCKS (62.2%)
  ARGENTINA (3.2%)
    Financial Services (.9%)
    22,700   Nortel Inversorasa S.A. ADR......................     $     490,887
    Oil-Energy (1.7%)
    35,200   YPF Sociedad Anonima ADS.........................           915,200
    Utilities (.6%)
    10,020   Telefonica de Argentina..........................           294,964
                                                                ----------------
                                                                       1,701,051
                                                                ----------------
  AUSTRALIA (2.3%)
    Building Materials and Components (1.0%)
   248,995   Pioneer International............................           464,323
    98,500   David Jones, Ltd (b).............................            92,132
    Financial Services (.1%)
    20,200   Reinsurance Australia Company (b)................            47,833
    Transportation (1.2%)
   118,100   Mayne Nickless Ltd...............................           629,233
    13,853   BTR PLC..........................................            25,423
                                                                ----------------
                                                                       1,258,944
                                                                ----------------
  AUSTRIA (.8%)
    Electrical and Electronics (.3%)
     1,900   VA Technologie (d)...............................           172,345
    Utilities - Gas and Electric (.5%)
     1,650   EVN Energie-Versorung............................           246,531
                                                                ----------------
                                                                         418,876
                                                                ----------------
  BELGIUM (.3%)
    Chemicals (.3%)
     4,300   Union Miniere NPV (b)............................           167,805
                                                                ----------------
  BERMUDA (1.4%)
    Financial (.9%)
     7,700   Excel Limited....................................           485,100

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  BERMUDA--CONTINUED
    Metals and Mining (.5%)
    28,750   Minorco SA ADR...................................     $     294,687
                                                                ----------------
                                                                         779,787
                                                                ----------------
  BRAZIL (1.0%)
    Telecommunications (.1%)
 1,253,300   Telecomunicacoes Brasileiras.....................               264
 1,253,300   Embrtel Participacoes (b)........................            10,467
 1,253,300   Tele Celular Sul (b).............................               952
 1,253,300   Tele Centro Oeste (b)............................               666
 1,253,300   Tele Norte Celular (b)...........................               264
 1,253,300   Tele Centro Sul (b)..............................             6,978
 1,253,300   Tele Leste Celular (b)...........................               349
 1,253,300   Telesp Celular (b)...............................             5,286
 1,253,300   Telesp Participacoes (b).........................            19,666
 1,253,300   Tele Norte Leste (b).............................             7,930
 1,253,300   Tele Sudeste Celular (b).........................             2,115
 1,253,300   Telemig Celular (b)..............................               560
 1,253,300   Tele Nordeste Celular (b)........................               539
    Utilities (.9%)
     7,100   Telebras ADR.....................................           489,900
                                                                ----------------
                                                                         545,936
                                                                ----------------
  CANADA (1.8%)
    Chemicals and Drugs (.3%)
    18,100   Agrium Inc.......................................           153,850
    Merchandising (1.2%)
    16,300   Oshawa Group, Ltd................................           288,056
    48,800   Northstar Energy Corporation (b).................           340,800
    Oil-Energy (.3%)
    29,600   Ranger Oil Ltd...................................           194,250
                                                                ----------------
                                                                         976,956
                                                                ----------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  CHILE (.1%)
    Utilities (.1%)
     3,000   Gener SA.........................................     $      44,812
                                                                ----------------
  CZECH REPUBLIC (.3%)
    Energy Services (.3%)
     9,465   Ceske Energeticke (b)............................           176,372
                                                                ----------------
  FINLAND (2.5%)
    Banking (1.8%)
   196,500   Merita, Ltd (b)..................................         1,001,151
    Wholesale and International
      Trade (.7%)
    15,000   Amer Group (b)...................................           197,698
    23,500   Metsa-Serla......................................           166,421
                                                                ----------------
                                                                       1,365,270
                                                                ----------------
  FRANCE (5.7%)
    Banking (.8%)
     7,587   Banque Nationale de Paris (b)....................           406,374
    Multi-Industry (.4%)
     1,000   Marine Wendel....................................           146,402
     2,000   Pechiney (b).....................................            69,202
    Energy Sources (1.1%)
     5,070   Societe Nationale Elf Aquitaine (b)..............           625,490
    Health and Personal Care (1.4%)
    17,935   Rhone-Poulenc....................................           752,495
    Insurance (2.0%)
    11,665   AXA - UAP........................................         1,068,407
                                                                ----------------
                                                                       3,068,370
                                                                ----------------
  GERMANY (1.9%)
    Consumer Products (.2%)
     2,650   Moebel Walther...................................           103,125
    Banking (1.7%)
    17,950   Deutsche Bank (b)................................           927,429
                                                                ----------------
                                                                       1,030,554
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  HONG KONG (5.6%)
    Banks (.9%)
    26,000   Hong Kong and Shanghai Banking Corporation (b)...     $     476,492
    Chemicals and Drugs (.2%)
 1,150,000   Yizheng Chemical.................................            87,568
    Electrical and Electronics (.2%)
    73,900   Hong Kong Aircraft Engineering Co. Ltd...........            87,746
    Financial Services (.2%)
    28,000   Peregrine Investment Holdings....................                --
   246,000   South China Morning Post Holdings LTD............            96,834
    Multi-Industry (.9%)
    61,000   Hutchison Whampoa................................           321,206
    86,600   Jardine Matheson Holdings........................           177,530
   102,628   Jardine Strategic Holdings.......................           112,891
    Telecommunications (1.9%)
   520,000   Hong Kong Telecommunications.....................         1,023,450
   128,500   Swire Pacific Class A............................           404,657
   352,400   Swire Pacific Class B............................           166,005
    Utilities, Gas, and Electric (.1%)
    18,000   Hong Kong Electrical Holdings....................            61,910
                                                                ----------------
                                                                       3,016,289
                                                                ----------------
  INDONESIA (.1%)
    Consumer Products (-%)
       400   Indosat ADS......................................             2,125
    Utilities (.1%)
    14,200   PT Indostat ADR..................................            75,437
                                                                ----------------
                                                                          77,562
                                                                ----------------
  ISRAEL (1.1%)
    Medical (1.1%)
    15,400   TEVA Pharmaceutical Industries Ltd...............           583,275
                                                                ----------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ITALY (.6%)
    Telecommunications (.6%)
    63,000   Sirti............................................     $     305,473
                                                                ----------------
  JAPAN (1.1%)
    Chemicals and Drugs (.1%)
     3,000   Ono Pharmaceutical...............................            71,972
    Consumer Products (.9%)
     7,300   SONY.............................................           506,707
    Durable Goods (.1%)
    21,000   Hitachi Zosen Company............................            27,648
                                                                ----------------
                                                                         606,327
                                                                ----------------
  MEXICO (1.3%)
    Chemicals (.1%)
    48,000   Vitro............................................            65,726
    Mining and Metals (.5%)
   120,000   Grupo Mexico.....................................           294,262
    Telecommunications (.7%)
     8,350   Telefonos de Mexico ADR..........................           367,400
                                                                ----------------
                                                                         727,388
                                                                ----------------
  NETHERLANDS (3.6%)
    Broadcasting, Advertising
      and Publishing (.6%)
     7,250   International Nederlanden Group..................           326,868
    Building Materials and Components (.2%)
     6,850   European Vinyls..................................            85,484
    Electrical and Electronics (1.3%)
    12,950   Philips Electronics..............................           698,011
    Financial Services (.9%)
    10,600   ING Groep........................................           477,903
    Merchandising (.6%)
     4,320   Koninklijke Bijenkorf Beheer (b).................           350,996
                                                                ----------------
                                                                       1,939,262
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  NEW ZEALAND (.4%)
    Forest Products and Paper (.2%)
   171,400   Carter Holt Harvey, Ltd..........................     $     113,124
    Transportation (.2%)
   100,000   Air New Zealand Ltd..............................            79,000
                                                                ----------------
                                                                         192,124
                                                                ----------------
  NORWAY (1.1%)
    Energy Sources (.4%)
    23,000   Saga Petroleum...................................           236,392
    Health and Personal Care (.4%)
    31,750   Nycomed Amersham PLC.............................           203,094
    Mining and Metals - Container (.3%)
    13,000   Elkem (b)........................................           144,161
                                                                ----------------
                                                                         583,647
                                                                ----------------
  PHILIPPINES (.2%)
    Telecommunications (.2%)
     5,300   Philippine Long Distance Telephone...............           112,092
                                                                ----------------
  SOUTH AFRICA (.5%)
    Mining and Metals (.5%)
    17,528   Anglo American Platinum..........................           254,630
                                                                ----------------
  SPAIN (3.4%)
    Energy Sources (.9%)
    10,800   Repsol...........................................           456,531
    Telecommunications (1.0%)
    14,300   Telefonica de Espana.............................           521,868
    Utilities - Gas and Electric (1.5%)
    50,072   Iberdrola........................................           834,298
                                                                ----------------
                                                                       1,812,697
                                                                ----------------
  SWEDEN (5.2%)
    Business and Public Service (.6%)
    24,000   Esselte..........................................           358,081
    Forest Products and Paper (.5%)
    27,000   Stora Kopparbergs Bergslags......................           256,510

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  SWEDEN--CONTINUED
    Health and Personal Care (1.2%)
    16,900   Svenska Handelsbanken (b)........................     $     633,605
    Metals and Mining (.4%)
    16,900   Granges..........................................           204,736
    Transportation (2.5%)
    11,700   Autoliv, Inc. SDR (b)............................           359,573
    17,200   Autoliv..........................................           473,000
    20,800   Volvo............................................           509,271
                                                                ----------------
                                                                       2,794,776
                                                                ----------------
  SWITZERLAND (2.1%)
    Finance (2.1%)
       270   BBC Brown Boveri Ltd (b).........................           275,011
     1,700   Zurich Allied....................................           846,672
    Health and Personal Care (-%)
        51   Societe Generale de Surveillance (b).............            37,010
                                                                ----------------
                                                                       1,158,693
                                                                ----------------
  UNITED KINGDOM (12.8%)
    Banking (.2%)
     5,681   Barclays Bank....................................            92,706
    Building Materials and Components (.3%)
    54,900   Hepworth PLC.....................................           131,913
    Chemicals (1.3%)
   138,600   Elementis........................................           189,460
    71,116   Somerfield PLC...................................           504,176
    Drugs (1.0%)
   355,000   Medeva...........................................           554,593
    Energy Services (3.0%)
    61,735   BG PLC...........................................           428,759
   152,500   Centrica PLC (b).................................           294,564
    25,833   Hyder............................................           409,494
    23,384   Thames Water Group...............................           465,377
    Financial Services (.7%)
    67,100   Tate & Lyle......................................           371,448
    Food and Household Products (.6%)
   465,493   Albert Fisher Group..............................            81,021
   128,429   Hillsdown Holdings...............................           235,530

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  UNITED KINGDOM--CONTINUED
    Mining and Metals (1.5%)
   459,700   British Steel PLC................................     $     829,396
    Sanitary Services (.7%)
    38,000   Waste Management International PLC (b)...........           217,456
    15,500   Waste Management International ADR (b)...........           178,250
    Telecommunications (1.4%)
    57,000   British Telecommunications.......................           767,550
    Transportation (2.1%)
    32,000   Rolls Royce......................................           110,307
   276,900   BTR..............................................           499,586
   128,199   Thorn PLC (b)....................................           542,598
                                                                ----------------
                                                                       6,904,184
                                                                ----------------
  VENEZUELA (1.0%)
    Telecommunications (1.0%)
    30,200   Cia Anonima Telefonos de Venezuela...............           513,400
                                                                ----------------
  UNITED STATES (.8%)
    Telecommunications (.8%)
    10,300   SBC Communications, Inc..........................           430,025
                                                                ----------------
Total common stocks
 (cost: $36,721,171)..........................................        33,546,577
                                                                ----------------

PREFERRED STOCKS (3.4%)
  BRAZIL (1.4%)
    Financial Services (.8%)
 1,225,500   Unibanco.........................................            32,049
54,461,000   Banco Bradesco...................................           321,602
   182,000   Banco ITAU.......................................            85,979
    Oil and Energy (.6%)
 2,864,000   Petroleo Brasileiro SA...........................           294,760
                                                                ----------------
                                                                         734,390
                                                                ----------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ITALY (1.4%)
    Telecommunications (1.4%)
   167,000   Telecom Italia...................................    $      799,118
  THAILAND (.5%)
    Banks (.5%)
   272,600   Bangkok Bank (b)(d)..............................           259,125
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
    27,900   Hyder (b)........................................    $       58,155
                                                                ----------------
Total preferred stocks
 (cost: $2,556,983)...........................................         1,850,788
                                                                ----------------

  PRINCIPAL
--------------
LONG-TERM DEBT SECURITIES (31.8%) (c)
  AUSTRALIA (2.5%)
    Government (2.5%)
     2,005,000   Australian Government (Australian Dollar)........   7.500%  07/15/05     1,358,560
                                                                                       ------------
  BELGIUM (4.9%)
    Government (4.9%)
    13,180,000   Belgium Government (Belgium Franc)...............   5.000%  03/28/01       394,141
    67,390,000   Belgium Government (Belgium Franc)...............   6.250%  03/28/07     2,247,818
                                                                                       ------------
                                                                                          2,641,959
                                                                                       ------------
  CANADA (1.8%)
    Government (1.8%)
     1,320,000   Canadian Government Bond (Canadian Dollar).......   7.000%  12/01/06       979,660
                                                                                       ------------
  DENMARK (1.3%)
    Government (1.3%)
     3,445,000   Kingdom of Denmark (Danish Krone)................   9.000%  11/15/00       591,393
       550,000   Kingdom of Denmark (Danish Krone)................   8.000%  05/15/03        99,307
                                                                                       ------------
                                                                                            690,700
                                                                                       ------------
  FRANCE (1.4%)
    Government (1.4%)
     3,920,000   Government of France (French Franc)..............   5.500%  04/25/07       778,950
                                                                                       ------------
  GERMANY (6.0%)
    Government (6.0%)
     2,410,000   Hypothekenkbank (Deutsch Mark)...................   5.250%  01/22/08     1,533,591
     2,000,000   Treuhandanstalt (Deutsch Mark)...................   7.500%  09/09/04     1,430,432
     1,960,000   Federal Republic of Germany (Deutsch Mark).......   5.250%  01/04/08       283,466
                                                                                       ------------
                                                                                          3,247,489
                                                                                       ------------
  ITALY (1.8%)
    Government (1.8%)
 1,300,000,000   Buoni Poliennali Del Tes (Italian Lira)..........   7.750%  11/01/06       976,675
                                                                                       ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES

                                                                                            MARKET
  PRINCIPAL                                                                                VALUE(a)
--------------                                                                         ----------------
  NETHERLANDS (4.4%)
    Government (4.4%)
     2,695,000   Netherlands (Dutch Guilder)......................   6.000%  01/15/06    $    1,614,996
     1,235,000   Netherlands (Dutch Guilder)......................   8.250%  02/15/02           748,368
                                                                                       ----------------
                                                                                              2,363,364
                                                                                       ----------------
  NEW ZEALAND (.8%)
    Government (.8%)
       875,000   New Zealand (New Zealand Dollar).................   6.500%  02/15/00           442,277
                                                                                       ----------------
  SPAIN (1.7%)
    Government (1.7%)
    50,000,000   Government of Spain (Spanish Peseta).............  12.250%  03/25/00           394,616
    55,000,000   Government of Spain (Spanish Peseta).............  10.900%  08/30/03           507,052
                                                                                       ----------------
                                                                                                901,668
                                                                                       ----------------
  SWEDEN (.6%)
    Government (.6%)
     2,000,000   Sweden Kingdom (Swedish Krona)...................  10.250%  05/05/03           314,834
                                                                                       ----------------
  UNITED KINGDOM (4.6%)
    Government (4.6%)
     1,190,000   United Kingdom (British Sterling Pound)..........   6.500%  12/07/03         2,152,695
       165,000   United Kingdom (British Sterling Pound)..........   7.500%  12/07/06           326,764
                                                                                       ----------------
                                                                                              2,479,459
                                                                                       ----------------
                 Total long-term debt securities (cost: $15,730,437).................        17,175,595
                                                                                       ----------------
                 Total investments in securities (cost: $55,008,591) (e).............    $   52,572,960
                                                                                       ----------------
                                                                                       ----------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements.) Information concerning the illiquid securities held at September 30, 1998, which includes acquisition date and cost, is as follows:

                                                                                ACQUISTION
SECURITY:                                                                          DATE           COST
---------------------------------------------------------------------------  -----------------  ---------
Bangkok Bank...............................................................        Various      $ 664,296
VA Technologies............................................................        Various        180,320
                                                                                                ---------
                                                                                                $ 844,616
                                                                                                ---------
                                                                                                ---------

(e) At September 30, 1998 the cost of securities for federal income tax purposes was $55,579,122. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..............................................................  $  7,520,483
Gross unrealized depreciation..............................................................   (10,526,645)
                                                                                             ------------
Net unrealized depreciation................................................................  $ (3,006,162)
                                                                                             ------------
                                                                                             ------------

                 (This page has been left blank intentionally.)

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $55,008,591)........  $52,572,960
Cash in bank on demand deposit.........      471,185
Receivable for investment securities
 sold..................................      477,187
Accrued interest and dividends
 receivable............................      584,202
Unrealized appreciation on forward
 foreign currency contracts held, at
 value (note 4)........................       52,659
Receivable for fund shares sold........       78,610
Receivable for refundable foreign
 income taxes withheld.................       65,202
Organizational costs (note 6)..........        7,584
Other assets...........................        3,792
                                         -----------
    Total assets.......................   54,313,381
                                         -----------
                    LIABILITIES
Payable for fund shares repurchased....       18,237
Payable to Adviser.....................      123,720
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................      180,309
Other payables.........................       22,882
                                         -----------
    Total liabilities..................      345,148
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $53,968,233
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   unallocated) of $.01 par value (note
   1)..................................  $    51,147
  Additional paid-in capital...........   55,310,314
  Undistributed net investment
   income..............................       14,138
  Accumulated net realized gains from
   investments.........................    1,172,365
  Unrealized depreciation of
   investments and translation of
   assets and liabilities in foreign
   currencies..........................   (2,579,731)
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $53,968,233
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $46,025,357
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 4,869,033
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 3,073,843
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   4,356,501...........................  $     10.56
                                         -----------
                                         -----------
  Class B--Shares outstanding
   464,973.............................  $     10.47
                                         -----------
                                         -----------
  Class C--Shares outstanding
   293,208.............................  $     10.48
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $    900,655
  Dividends (net of foreign withholding
   taxes of $113,492)..................     1,519,734
                                         ------------
      Total investment income..........     2,420,389
                                         ------------
Expenses (note 5):
  Investment advisory fee..............       515,264
  Distribution fees--Class A...........       166,103
  Distribution fees--Class B...........        41,398
  Distribution fees--Class C...........        38,490
  Administrative services fee..........        36,800
  Custodian fees.......................       198,353
  Auditing and accounting services.....        93,374
  Legal fees...........................         9,398
  Amortization of organizational
   costs...............................         8,273
  Registration fees....................        43,740
  Printing and shareholder reports.....        39,463
  Other................................        11,031
                                         ------------
      Total expenses...................     1,201,687
  Less fees and expenses waived or
   absorbed:
    Class A distribution fees..........       (69,875)
    Other fund expenses................       (92,869)
                                         ------------
      Total fees and expenses waived or
       absorbed........................      (162,744)
                                         ------------
      Total net expenses...............     1,038,943
                                         ------------
      Investment income--net...........     1,381,446
                                         ------------
Realized and unrealized gains (losses)
 on investments and foreign currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............     3,872,439
    Foreign currency transactions......    (1,197,252)
                                         ------------
                                            2,675,187
                                         ------------
  Net change in unrealized appreciation
   or depreciation on:
    Investments........................   (12,232,176)
    Translation of assets and
     liabilities in foreign
     currencies........................        47,277
                                         ------------
                                          (12,184,899)
                                         ------------
      Net losses on investments and
       foreign currencies..............    (9,509,712)
                                         ------------
Net decrease in net assets resulting
 from operations.......................  $ (8,128,266)
                                         ------------
                                         ------------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                             1998         1997
                                         ------------  -----------
Operations:
  Investment income--net...............  $  1,381,446  $ 1,272,340
  Net realized gains on investments and
   foreign currency transactions.......     2,675,187    2,995,427
  Net change in unrealized appreciation
   or depreciation on investments and
   translation of assets and
   liabilities in foreign currencies...   (12,184,899)   6,125,889
                                         ------------  -----------
      Increase (decrease) in net assets
       resulting from operations.......    (8,128,266)  10,393,656
                                         ------------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A............................      (635,669)  (1,495,458)
    Class B............................       (33,103)     (11,375)
    Class C............................       (31,228)     (75,167)
  Net realized gains on investments:
    Class A............................    (3,919,060)  (1,004,915)
    Class B............................      (238,611)          --
    Class C............................      (291,404)     (55,877)
                                         ------------  -----------
      Total distributions..............    (5,149,075)  (2,642,792)
                                         ------------  -----------
Capital share transactions (notes 5 and
 7):
  Proceeds from sales:
    Class A............................     9,134,250    9,097,887
    Class B............................     3,881,046    2,167,154
    Class C............................     1,811,623    2,195,751
  Proceeds from shares issued as a
   result of reinvested dividends:
    Class A............................     3,160,078    1,286,463
    Class B............................       271,714       11,206
    Class C............................       310,573      139,181
  Payments for redemption of shares:
    Class A............................    (8,890,827)  (3,815,092)
    Class B............................      (631,967)     (38,976)
    Class C............................    (2,203,065)    (584,091)
                                         ------------  -----------
      Increase in net assets from
       capital share transactions......     6,843,425   10,459,483
                                         ------------  -----------
      Total increase (decrease) in net
       assets..........................    (6,433,918)  18,210,347
Net assets at beginning of year........    60,402,149   42,191,802
                                         ------------  -----------
Net assets at end of year (including
 undistributed net investment income of
 $14,138 and $357,158, respectively)...  $ 53,968,233  $60,402,149
                                         ------------  -----------
                                         ------------  -----------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 31, 1998

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter: market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price or by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other then investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease paid-in-capital in the amount of $77,999, decrease undistributed net investment income by $1,024,466 and increase accumulated realized gains in the amount of $1,102,465.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998 purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $35,091,684 and $33,741,797, respectively.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On September 30, 1998, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

  EXCHANGE                                                                UNREALIZED        UNREALIZED
    DATE       CURRENCY TO BE DELIVERED     CURRENCY TO BE RECEIVED      APPRECIATION      DEPRECIATION
------------  ---------------------------  --------------------------  ----------------  ----------------
  10/9/1998            410,214        US$          700,000        AUD     $    4,277        $       --
 10/19/1998            105,498        US$          180,000        AUD          1,085                --
 10/15/1998            174,066        US$          297,000        AUD          1,797                --
 10/19/1998          2,618,300        US$        4,400,000        DEM         18,789                --
 10/22/1998          1,342,435        US$        2,242,000        DEM          1,510                --
 10/21/1998          1,252,871        US$        2,100,000        DEM          5,882                --
 10/21/1998          1,254,780        US$        2,100,000        DEM          3,973                --
 11/24/1998            308,998        US$          185,000        GBP          2,433                --
 10/14/1998            237,014        US$          480,000        NZD          3,019                --
 10/19/1998            180,000        AUD          106,236        US$             --               348
  10/9/1998            700,000        AUD          413,140        US$             --             1,351
 10/15/1998            297,000        AUD          177,948        US$          2,085                --
 10/19/1998          4,400,000        DEM        2,606,790        US$             --            30,299
 10/22/1998          6,725,000        DEM        3,980,468        US$             --            50,775
 10/21/1998          4,200,000        DEM        2,483,737        US$             --            33,768
 10/26/1998          4,350,000        DEM        2,589,286        US$             --            18,868
  11/2/1998          2,100,000        DEM        1,260,656        US$          1,074                --
 11/24/1998            485,000        GBP          784,007        US$             --            32,448
 11/27/1998            185,000        GBP          299,360        US$             --            11,929
  10/2/1998        606,930,750        ITL          367,336        US$             --               523
 10/14/1998            480,000        NZD          246,768        US$          6,735                --
                                                                             -------          --------
                                                                          $   52,659        $  180,309
                                                                             -------          --------
                                                                             -------          --------

AUD        Australian Dollar
DEM        German Deutch Mark
NZD        New Zealand Dollar
ITL        Italian Lira
GBP        British Sterling Pound
US$        United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million.

    Advantus Capital has a subadvisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .20 percent. Prior to January 30, 1998 the waiver was .15 percent of average daily net assets. Ascend waived Class A distribution fees in the amount of $69,875 for the year ended September 30, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Effective February 1, 1998 the administrative services fee is $3,100 per month. Prior to February 1, 1998 the administrative services fee for the Fund was $3,000 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the Fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1998, Advantus Capital voluntarily agreed to absorb $92,869 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $225,967.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,670,627 shares or 61.3 percent of the Fund's Class A shares.

    During the year ended September 30, 1998, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $9,355.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs wilt be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                         CLASS A                CLASS B                CLASS C
                                                  ----------------------  --------------------  ---------------------
                                                     1998        1997       1998       1997        1998       1997
                                                  ----------  ----------  ---------  ---------  ----------  ---------
Sold............................................     741,366     738,147    318,630    175,607     146,549    181,585
Issued for reinvested distributions.............     269,372     107,948     23,062        896      26,970     11,492
Redeemed........................................    (725,179)   (310,600)   (49,589)    (3,633)   (184,249)   (48,011)
                                                  ----------  ----------  ---------  ---------  ----------  ---------
                                                     285,559     535,495    292,103    172,870     (10,730)   145,066
                                                  ----------  ----------  ---------  ---------  ----------  ---------
                                                  ----------  ----------  ---------  ---------  ----------  ---------

(8) ILLIQUID SECURITIES
    At September 30, 1998, investments in securities include issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 1998 was $431,470 which represents .8 percent of net assets.

(9) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(10) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                            CLASS A
                                ---------------------------------------------------------------
                                                                                  PERIOD FROM
                                                                                 SEPTEMBER 16,
                                           YEAR ENDED SEPTEMBER 30,                1994(b) TO
                                ----------------------------------------------   SEPTEMBER 30,
                                   1998        1997        1996       1995(a)         1994
                                ----------   ---------   ---------   ---------   --------------
Net asset value, beginning of
  period......................  $    13.29   $   11.42   $   10.79   $   10.34       $ 10.54
                                ----------   ---------   ---------   ---------       -------
Income from investment
  operations:
  Net investment income.......         .25         .30         .25         .20           .01
  Net gains or losses on
    securities (both realized
    and unrealized)...........       (1.92)       2.25         .87         .56          (.21)
                                ----------   ---------   ---------   ---------       -------
    Total from investment
      operations..............       (1.67)       2.55        1.12         .76          (.20)
                                ----------   ---------   ---------   ---------       -------
Less distributions:
  Dividends from net
    investment income.........        (.14)       (.40)       (.28)       (.19)           --
  Distributions from capital
    gains.....................        (.92)       (.28)       (.21)       (.12)           --
                                ----------   ---------   ---------   ---------       -------
    Total distributions.......       (1.06)       (.68)       (.49)       (.31)           --
                                ----------   ---------   ---------   ---------       -------
Net asset value, end of
  period......................  $    10.56   $   13.29   $   11.42   $   10.79       $ 10.34
                                ----------   ---------   ---------   ---------       -------
                                ----------   ---------   ---------   ---------       -------
Total return (c)..............      (13.02)%     23.09%      10.73%       7.41%        (1.90)%
Net assets, end of period (in
  thousands)..................  $   46,025   $  54,090   $  40,381   $  30,949       $15,430
Ratio of expenses to average
  daily net assets (d)........        1.58%       1.51%       1.85%       2.08%          .47%(e)
Ratio of net investment income
  to average daily net assets
  (d).........................        2.18%       2.54%       2.39%       2.22%          .14%(e)
Portfolio turnover rate
  (excluding short-term
  securities).................        57.0%       73.4%       56.1%       52.0%         12.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $162,744, $114,735, $53,123, $56,482 and $4,034 in expenses for the years ended
     September 30, 1998, 1997, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.87%, 1.75%, 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 1.89%, 2.30%, 2.24%, 2.00% and .12%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.92% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 2.97% and 2.50%, respectively for the years ended September 30, 1998 and for the period ended September 30, 1997, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.96%, 2.45%, 2.61% and 3.00%, respectively and the ratio of net investment income to average daily net assets would have been 2.99%, 2.41%, 1.15% and 1.32% shares, respectively for the years ended September 30, 1998, 1997 and 1996 and the period ended September 30, 1995.
(e) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f)  Adjusted to an annual basis.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                            CLASS B
                                -------------------------------                              CLASS C
                                                  PERIOD FROM     --------------------------------------------------------------
                                                  JANUARY 31,                       YEAR ENDED SEPTEMBER    PERIOD FROM MARCH 1,
                                  YEAR ENDED       1997(b) TO       YEAR ENDED              30,                  1995(b) TO
                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    ----------------------      SEPTEMBER 30,
                                     1998             1997             1998           1997        1996              1995
                                --------------   --------------   --------------   ----------   ---------   --------------------
Net asset value, beginning of
  period......................      $ 13.23          $ 11.95          $ 13.24      $    11.40   $   10.77          $ 9.95
                                    -------          -------          -------      ----------   ---------          ------
Income from investment
  operations:
  Net investment income.......          .39              .16              .39             .26         .15             .11
  Net gains or losses on
    securities (both realized
    and unrealized)...........        (2.13)            1.30            (2.13)           2.16         .89             .91
                                    -------          -------          -------      ----------   ---------          ------
    Total from investment
      operations..............        (1.74)            1.46            (1.74)           2.42        1.04            1.02
                                    -------          -------          -------      ----------   ---------          ------
Less distributions:
  Dividends from net
    investment income.........         (.10)            (.18)            (.10)           (.30)       (.20)           (.13)
  Distributions from capital
    gains.....................         (.92)              --             (.92)           (.28)       (.21)           (.07)
                                    -------          -------          -------      ----------   ---------          ------
    Total distributions.......        (1.02)            (.18)           (1.02)           (.58)       (.41)           (.20)
                                    -------          -------          -------      ----------   ---------          ------
Net asset value, end of
  period......................      $ 10.47          $ 13.23          $ 10.48      $    13.24   $   11.40          $10.77
                                    -------          -------          -------      ----------   ---------          ------
                                    -------          -------          -------      ----------   ---------          ------
Total return (c)..............       (13.63)%          12.30%          (13.67)%         21.95%       9.93%          10.26%
Net assets, end of period (in
  thousands)..................      $ 4,869          $ 2,287          $ 3,074      $    4,025   $   1,811          $  330
Ratio of expenses to average
  daily net assets (d)........         2.77%            2.33%(f)         2.80%           2.37%       2.61%           2.93%(f)
Ratio of net investment income
  to average daily net assets
  (d).........................         3.12%            2.64%(f)         3.15%           2.50%       1.15%           1.39%(f)
Portfolio turnover rate
  (excluding short-term
  securities).................         57.0%            73.4%            57.0%           73.4%       56.1%           52.0%

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus International Balanced Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, none qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .4245
March 25, 1998..............................................................................................      .0880
                                                                                                              ---------
                                                                                                              $   .5125
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains
December 17, 1997...........................................................................................  $   .5537
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.4245 payable on December 23, 1997 consisted of $.3692 from short-term capital gains (taxable as dividend income) and $.0553 from net investment income.

CLASS B

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, none qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .4031
March 25, 1998..............................................................................................      .0677
                                                                                                              ---------
                                                                                                              $   .4708
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains
December 17, 1997...........................................................................................  $   .5537
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.4031 payable on December 23, 1997 consisted of $.3692 from short-term capital gains (taxable as dividend income) and $.0339 from net investment income.

CLASS C

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, none qualifying for deduction by corporations
December 23, 1997...........................................................................................  $   .3980
March 25, 1998..............................................................................................      .0652
                                                                                                              ---------
                                                                                                              $   .4632
                                                                                                              ---------
                                                                                                              ---------
Capital gains distribution--taxable as long-term capital gains
December 17, 1997...........................................................................................  $   .5537
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.3980 payable on December 23, 1997 consisted of $.3692 from short-term capital gains (taxable as dividend income) and $.0288 from net investment income.

ADVANTUS INTERNATIONAL BALANCED FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

    The Fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing for your foreign tax credit.

                                                  CLASS A                         CLASS B                         CLASS C
                                  CLASS A       FOREIGN TAX       CLASS B       FOREIGN TAX       CLASS C       FOREIGN TAX
                              FOREIGN INCOME     PAID PER     FOREIGN INCOME     PAID PER     FOREIGN INCOME     PAID PER
COUNTRY                          PER SHARE         SHARE         PER SHARE         SHARE         PER SHARE         SHARE
----------------------------  ---------------  -------------  ---------------  -------------  ---------------  -------------
Argentina...................   $    0.012494    $  0.000184    $    0.008712    $  0.000128    $    0.008198    $  0.000121
Australia...................        0.002147       0.000248         0.001498       0.000173         0.001409       0.000163
Austria.....................        0.010714       0.001530         0.007471       0.001067         0.007030       0.001004
Belgium.....................        0.001158       0.000264         0.000807       0.000184         0.000760       0.000173
Bermuda.....................        0.002474       0.000000         0.001725       0.000000         0.001623       0.000000
Brazil......................        0.013346       0.001369         0.009307       0.000955         0.008758       0.000898
Canada......................        0.032306       0.000325         0.022529       0.000227         0.021200       0.000213
Denmark.....................        0.019690       0.000000         0.013731       0.000000         0.012921       0.000000
Finland.....................        0.006870       0.001031         0.004791       0.000719         0.004508       0.000676
France......................        0.019527       0.000371         0.013617       0.000259         0.012813       0.000243
Germany.....................        0.042711       0.000507         0.029784       0.000354         0.028027       0.000333
Hong Kong...................        0.025526       0.000000         0.017801       0.000000         0.016750       0.000000
Indonesia...................        0.000676       0.000101         0.000472       0.000071         0.000444       0.000067
Israel......................        0.000449       0.000105         0.000313       0.000073         0.000295       0.000069
Italy.......................        0.034444       0.000392         0.024020       0.000274         0.022602       0.000257
Japan.......................        0.001162       0.000000         0.000810       0.000000         0.000762       0.000000
Korea.......................        0.000203       0.000034         0.000142       0.000023         0.000133       0.000022
Mexico......................        0.004875       0.000000         0.003399       0.000000         0.003199       0.000000
Netherlands.................        0.008576       0.001199         0.005981       0.000836         0.005628       0.000786
New Zealand.................        0.018732       0.001958         0.013062       0.001366         0.012292       0.001285
Norway......................        0.012007       0.001801         0.008373       0.001256         0.007879       0.001182
Phillipines.................        0.000136       0.000033         0.000095       0.000023         0.000089       0.000022
Portugal....................        0.001071       0.000189         0.000747       0.000132         0.000703       0.000124
Spain.......................        0.045251       0.001754         0.031556       0.001223         0.029694       0.001151
South Africa................        0.001931       0.000000         0.001346       0.000000         0.001267       0.000000
Sweden......................        0.036356       0.003226         0.025353       0.002250         0.023857       0.002117
Switzerland.................        0.001962       0.000583         0.001368       0.000406         0.001287       0.000382
United Kingdom..............        0.158387       0.008522         0.110451       0.005943         0.103934       0.005592
                              ---------------  -------------  ---------------  -------------  ---------------  -------------
  Total Foreign.............        0.522213       0.025726         0.364165       0.017940         0.342679       0.016882
                              ---------------  -------------  ---------------  -------------  ---------------  -------------
United States...............        0.003240       0.000000         0.002259       0.000000         0.002126       0.000000
                              ---------------  -------------  ---------------  -------------  ---------------  -------------
Total.......................   $    0.525453    $  0.025726    $    0.366425    $  0.017940    $    0.344806    $  0.016882
                              ---------------  -------------  ---------------  -------------  ---------------  -------------
                              ---------------  -------------  ---------------  -------------  ---------------  -------------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                      [LOGO ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48651 Rev. 11-1998